Supplement to Accumulation Life[registered trademark symbol] Prospectus
                       Supplement dated April 27, 2007 to
               Prospectus dated April 30, 1998 as supplemented

 Please use the following contact information when inquiring about your Policy.

For general correspondence,
please contact us  at our Administrative Office:
Symetra Life Insurance Company
PO Box 7902
London, KY 40742-9899
1-800-796-3872

For payments,
please contact our Payment Processing Center  at:
PO Box 34815
Seattle, WA 98124

For overnight mail, please contact us at our Home Office:
777 108th Ave. NE, Suite 1200
Bellevue, WA 98004

On the internet, please go to:
http:\\www.symetra.com


The disclosure set forth below replaces information in the sections titled THE SEPARATE ACCOUNT on Page 2 and ALLOCATIONS on Page 9, regarding the maximum number of investment divisions to which an owner may allocate premiums or cash value and in which balances may be maintained at any one time.

As previously communicated to you, effective June 1, 1999, you may maintain balances in any or all of the 16 available Investment Divisions at any given time subject to minimum allocation limits.

           The disclosure set forth below replaces the information under the first paragraph of the section titled SUBSEQUENT PREMIUMS on Page 10.

Additional premiums may be paid at any time at our Payment Processing Center, while the Policy is in force and before the Final Policy Date. These premiums must be in the form acceptable to us. You may choose to pay premiums by personal check drawn on U.S. funds; by cashier's check; or by Electronic Funds Transfer (EFT). We will not accept premium payments made in the following forms: cash, credit cards, money orders or travelers checks, third party checks, or agency checks unless drawn on a Trust or fiduciary account. Such premiums may be in any amount subject to the limits described below.

    The disclosure set forth below is added to the section titled SUBSEQUENT
                             PREMIUMS on Page 10.

Payments made by check and sent directly to us: Premium payments made by check and received with all information we need to process it at our Payment Processing Center are credited to your policy on the same day as received by us. However, check payments mailed to the Payment Processing Center that are not accompanied by a billing statement or checks received ay any Symetra address other than the Payment Processing Center, may postpone the crediting of your payment to your policy for up to two business days. In addition, if your check is received without the necessary information we need to process it, processing delays will occur as we attempt to contact you to get the necessary information. If we cannot get all the required information within five business days, we will return your payment.


 The Section  titled  FOR OTHER TRANSACTIONS on Page 4 and DEDUCTIONS FOR OTHER
               TRANSACTIONS on Page 12 are deleted in their entirety.

As previously communicated to you, effective June 1, 1999, we no longer assess
charges for any transfers, face amount increases or partial withdrawals.   Any
references to such charges are deleted from the prospectus.

The disclosure set forth below replaces the first sentence under the second paragraph on Page 11 of the section titled GRACE PERIOD on Page 10.
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If Symetra does not receive such amount at our Payment Processing Center before the end of the grace period, Symetra will send a written notice to the Owner and any assignee of record stating that the Policy has ended without value.

    The following Section is added to the prospectus under a Section titled
               EXTENDED MATURITY BENEFIT ENDORSEMENT on Page 16.

                      EXTENDED MATURITY BENEFIT ENDORSEMENT
The policy matures on the policy anniversary following the insured's 95th birthday. You can extend the maturity date of your policy until the death of the insured if the Extended Maturity Benefit Endorsement was approved for use in your state at the time your policy was issued. There is no charge for this endorsement. The endorsement is not effective unless we receive, prior to the maturity date, your written irrevocable election to use the benefit.

Under the endorsement and as of the maturity date:

	-	we transfer money in the portfolios to the fixed account as of
		the next close of the NYSE;
	-	all riders on the policy terminate;
	-	cost of insurance charges are no longer deducted;
	-	the face amount will be equal to the net cash surrender
		value; and
	-	the death benefit is set to Option A.

On the death of the insured, the death benefit under the endorsement is equal to the policy value less existing loans, and loan interest. The tax consequences of extending the maturity date past age 95 are unclear. You should consult your personal tax advisor before extending the policy maturity date.


            The disclosure set forth below replaces the Section titled TRANSFERS AMONG INVESTMENT OPTIONS on Page 16.

At the request of the Owner and subject to allocation limits and any conditions or requirements that Symetra may impose, Symetra will transfer amounts from the Policy Account value in any Investment Division to one or more other Investment Divisions of the Separate Account or to the Guaranteed Interest Division ("GID"). The owner can maintain balances in any or all of the 16 available Investment Divisions at any given time subject to minimum allocation limits. The minimum amount that Symetra will transfer from the Policy Account value in an Investment Division on any date is the lesser of $200.00 or the Policy Account value in that Investment Division on that date.

We do no limit the amount of transfers from the unloaned portion of the GID. However, we reserve the right to limit such transfers in the following manner:

	-	postpone the transfer for 30 days from the date we receive
		your request;
	-	reduce the amount of the transfer to not more than 25% of the
		amount available for transfer in the GID; and
	-	limit the total number of transfers to one per policy year. If
		limited, the transfer will be effective on the policy anniversary after the date we receive your request.

We will accept transfer requests from you by telephone or by signed request sent by fax or mail. must be in writing (or by telephone request, if authorized) to the Administrative Office. A transfer will take effect on the next close of the NYSE after we receive the request at our Administrative Office. Any transfer request received at our Payment Processing Center, will delay processing for two business days.

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  The following Section is added to the prospectus under a Section titled
          LIMITS ON EXCESSIVE TRANSFERS AND MARKET TIMING ACTIVITY
                                 on Page 17.


           LIMITS ON EXCESSIVE TRANSFERS AND MARKET TIMING ACTIVITY

Effects of Excessive Transfers and Market Timing Activity. The policy and the Investment Divisions are not designed for excessive short term trading or professional market timing, or for organizations or other persons that make large, or frequent transfers. Such trading activity may be disruptive to portfolio management strategies by causing forced and unplanned portfolio turnover, and increased trading and transaction costs. In addition, these activities may require a portfolio to maintain liquid assets rather than investing them for growth, resulting in lost opportunity costs that must be indirectly borne by policy owners. These disruptive activities may increase expenses and adversely affect portfolio performance, thereby negatively impacting long-term policy owners.

Detection and Deterrence.   Symetra Life discourages and does not accommodate
frequent transfers or market timing activity. Due to the potential adverse consequences to policy owners, we have established certain policies and procedures to aid us in detecting and deterring policy owners that may be engaging in frequent trading and/or market timing activities. These policies and procedures may restrict or eliminate the right to make transfers among portfolios if such trades are executed by you, a market timing firm or other third party authorized to initiate transfers or exchange transactions on your behalf.

In our sole discretion, we may revise our procedures at any time without prior notice to better detect and deter market timing or other disruptive trading to comply with regulatory requirements and/or to impose additional or alternate restrictions such as imposing dollar or percentage limits on transfers. If we modify our procedures, they will be applied uniformly to all policy owners.

If a transfer request is rejected or your transfer privileges have been restricted for any reason, we will attempt to inform you or your authorized agent by phone the next business day. If we do not succeed in reaching you or your authorized agent by phone, we will send a letter to your address of record. Our policies regarding transfer restrictions and rejections are applied uniformly, and we do not make exceptions for particular policy owners.

We will use our best efforts to prevent market timing and other abusive trading practices, but the determination of whether market timing is occurring is subjective. We may not be able to detect all market timers or short term traders, and we may not be able to prevent transfers by those we do detect.
In addition, the terms of the policy may also limit our ability to restrict or deter harmful transfers. If we are unable to detect or prevent market timing, the effect of such market timing may result in additional transaction costs for the portfolios and dilution of long-term portfolio owners' returns.
Thus, your Policy Account may be lower due to lower returns in your portfolio investments.

Underlying Portfolio Frequent Trading Policies. The portfolio managers to whom we submit purchase and redemption orders may also detect large or unusual patterns of trades submitted by us on behalf of all our variable life policy owners and variable annuity contract owners. Those portfolio managers may require us to investigate whether any of our policy owners are engaged in market timing or other similar activity and to cooperate with them to discourage such activity.  If the portfolio managers believe you are engaged in market timing activity they may block you from making
transfers or purchases to their portfolios.    In addition, Federal
regulations require us to provide individual transaction and policy owner information to the portfolio managers when requested. The portfolios to whom we submit purchase and redemption orders may adopt unique policies and procedures designed to deter excessive trading or market timing. Those policies and procedures, when applicable, are described in the prospectuses for each of the portfolios available for investment by you. In cases of large or frequent transfers, the portfolio managers or Symetra Life may reject trades that are determined to be detrimental to other portfolio shareholders or violate the portfolios' policies and procedures. Therefore, we reserve the right to reject, without prior notice, any transfer request to a portfolio if the portfolio manager rejects such trade or the trade violates a portfolio's policies and procedures. If a portfolio refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 to 2 business days. We will notify you or your authorized agent in writing or by phone if your transfer has been rejected or reversed. We further reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Omnibus Order. Policy owners and other persons with material rights under the policies also should be aware that the purchase and redemption orders received by the underlying portfolios generally are "omnibus" orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable life insurance policies (or variable annuity contracts), including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in frequent transfer activity, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying Portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.

             The disclosure set forth below replaces the Section
              titled ADMINISTRATION OF THE POLICIES on Page 19.

Symetra has sole responsibility for all administration of the policies and the Separate Account.